UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 4, 2016

AXIALL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-09753	58-1563799
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Abernathy Road, Suite 1200, Atlanta, GA	30328
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (770) 395 - 4500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01	Other Events.

On April 4, 2016, Axiall Corporation (the “Company”) issued a press release commenting on a press release issued earlier on the same day by Westlake Chemical Corporation (“Westlake”) regarding the revised proposal submitted by Westlake to the Company’s board of directors.

Also on April 4, 2016, the Company sent a letter to its employees regarding the Westlake press release on April 4, 2016 described above.

Copies of the press release and the employee letter are filed as Exhibits 99.1 and 99.2 hereto, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Press Release, dated April 4, 2016

99.2	Letter to Axiall Employees, dated April 4, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXIALL CORPORATION

	By:	/s/ Daniel S. Fishbein
	Name:	Daniel S. Fishbein
	Title:	Vice President & General Counsel
Date: April 4, 2016

EXHIBIT INDEX

Exhibit Number
Description

99.1	Press Release, dated April 4, 2016

99.2	Letter to Axiall Employees, dated April 4, 2016